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                                                                    EXHIBIT 10.1

                      THIRD AMENDMENT TO SECOND AMENDED AND
                           RESTATED STOCK OPTION PLAN
                                       OF
                                FUTURELINK CORP.
                             A DELAWARE CORPORATION


                The undersigned, being the duly elected and acting Secretary of FutureLink Corp., a Delaware corporation (the "Company"), does hereby certify as follows:

                1. The Board of Directors of the Company duly adopted the following resolution as of February 28, 2001, amending the Company's Second Amended and Restated Stock Option Plan (the "Plan"):

        "RESOLVED that the Plan is hereby amended to insert Section 7.16 which shall read in its entirety, as follows:

                7.16 UK NATIONAL INSURANCE LIABILITY. If an Optionee is a citizen of the United Kingdom, or is otherwise subject to the United Kingdom Income Tax and Social Security withholding laws, such Optionee shall be required to enter into an agreement (the "Election") with the Company whereby the optionee agrees to accept liability for Secondary Contributions. ("Secondary Contributions" means contributions as defined in the United Kingdom Social Security Contributions and Benefits Act of 1992). The Election shall be in such form and contain such provisions as the Plan Administrator shall from time to time approve."

                2. Such amendment has not been rescinded or repealed and is now in full force and effect.

                IN WITNESS WHEREOF, I have hereunto executed this certificate dated as of May 2, 2001.


                                       /s/ Jeffrey S. Marks
                                       -----------------------------------------